UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Endowment Fund

(Exact name of registrant as specified in charter)

818 A1A Hwy, Suite 301

Ponte Vedra Beach, Florida 32082

(Address of principal executive offices) (Zip code)

Daniel Wildermuth

Wildermuth Advisory, LLC

818 A1A Hwy, Suite 301

Ponte Vedra Beach, Florida 32082

(Name and address of agent for service)

COPIES TO:

John H. Grady

Practus, LLP

1062 East Lancaster Avenue, Suite 15-A

Rosemont, Pennsylvania 19010

Registrant's telephone number, including area code: (888) 445-6032

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2019

WWW.WILDERMUTHENDOWMENTFUND.COM ● 1-888-445-6032 ●
DISTRIBUTED BY WILDERMUTH SECURITIES, LLC AND
UMB DISTRIBUTION SERVICES, LLC (MEMBERS OF FINRA)

Wildermuth Endowment Fund

Table of Contents
Rule 30e-3 Notice for Delivery of Shareholder Reports	2
Letter to Shareholders	3
Portfolio Review	6
Portfolio Composition	8
Schedule of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	41
Trustees and Officers	42
Additional Information	45
Privacy Policy	47

Wildermuth Endowment Fund Optional Delivery of Shareholder Reports Notice

Dear Wildermuth Endowment Fund Shareholder:

The Wildermuth Endowment Fund (the “Fund”) is a closed-end fund registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended, and operates as an “interval fund” thereunder. The Fund is obligated to provide each of its shareholders with paper copies of its annual and semi-annual reports.

In June 2018, the Commission approved of a new, optional “notice and access” method for delivery of annual and semi-annual shareholder reports to investors in certain registered investment funds.

Under new Rule 30e-3 (the “Rule”), funds may deliver their annual and semi-annual shareholder reports by making them publicly accessible on a website, free of charge, and sending investors a paper notice of the availability of each report by mail. Investors who prefer to receive the full shareholder reports in paper form may, at any time, choose that option free of charge.

Please be advised that the Fund intends to rely on the new Rule 30e-3.

You are receiving this notice now because the Fund may elect to rely on the Rule as of January 1, 2021, and funds must provide notice to shareholders at least two (2) years prior to relying on the Rule.

Under the circumstances, this notice would permit the Fund to mail notices to shareholders instead of mailing paper forms of its annual and semi-annual reports as early as two (2) years from the date of the original notice that was mailed to shareholders on March 1, 2019 for the December 31, 2018 annual report.

Sincerely,

Daniel Wildermuth
Wildermuth Endowment Fund

Wildermuth Endowment Fund Letter to Shareholders December 31, 2019

Dear Investor:

We are pleased to present this annual report for the Wildermuth Endowment Fund (the “Fund”) covering the 12 months from January 1, 2019, to December 31, 2019. For the one year ended December 31, 2019, fee-waived returns were 11.65% for the Fund Class A-shares, 10.74% for the Fund Class C-shares, and 12.06% for the Fund Class I-shares.

The Fund’s performance for the same period trailed the strong positive returns of 22.18% that was generated by a 60% stock and 40% bond portfolio (as represented by a 60% S&P 500 Total Return Index1 and 40% Barclays U.S Aggregate Bond Index2).

The Fund’s performance on the year resulted from positive returns of most asset classes and particularly traditional equities and fixed income. The inclusion of multiple different asset classes produced the desirable impact of strong positive Fund returns that were less volatile than either broad U.S. equity or a blended portfolio consisting of 60% stocks and 40% bonds.

The asset class producing the strongest individual performance on the year was unsurprisingly U.S. equities, followed by international equities. While the exposure to these asset classes was relatively low throughout all of 2019, their strong positive performance provided a welcome boost to overall Fund returns.

The asset class that generated the largest percentage of total Fund performance was predictably private equity, given its large percentage of total Fund assets. Ongoing company growth and development contributed to the increases in valuations of many of the Fund’s holdings across private equity, and value increases more than offset some declines in other companies including both equity and debt positions across all private company holdings.

The real estate sector also produced solid returns via a combination of placement fees, rental income, and capital appreciation. The fixed income allocation percentage was negligible resulting in a limited impact on the sector. While hedge funds and absolute return strategies trailed most other asset classes within the portfolio, returns were positive on the year. The major area of underperformance for 2019 was natural resources, including losses in oil and gas, along with some other natural resource holdings. The Fund’s relatively small exposure to the sector minimized portfolio impact.

Looking forward to the next decade, we continue to see expanded opportunities within non-traditional asset classes, particularly private equity and real estate. Recent challenges to the global economy and the resulting impact of the COVID-19 lockdown on various asset prices have further muted our equity market expectations in the immediate to mid-term future. The challenges follow a favorable run for U.S. public equities lasting more than a decade. As a result, while we will continue to maintain limited exposure to equities, we intend to act opportunistically across private markets when possible to secure and maintain exposure to attractive private investments and unique asset classes. As we look forward, we believe the Fund is uniquely positioned to potentially benefit from the current investment environment.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund
June 2020

[1]

The S &P 500 Total Return Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends. Unlike mutual funds, indices are not managed, and do not incur fees or expenses. You cannot invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged, broad based index measuring intermediate terms bonds. It is not possible to invest directly in an index.

Wildermuth Endowment Fund Letter to Shareholders - Continued December 31, 2019

The Wildermuth Endowment Fund is a closed-end interval Fund. The Fund is considered illiquid and not suitable for all investors.

Past performance is not a guarantee of future results. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032 or by visiting our website www.widlermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Investing in the Fund involves risk, including those summarized below. Endowments have a long-term investment time horizon with low liquidity needs that can take advantage of all of many different asset classes. Investors should consider how closely their investment goals and needs match those of endowments. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund.

●

You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, at the sole discretion of the Board, but it is not expected that the Board will do so.

●

You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest. There is no guarantee that you will be able to tender all or any of the requested Fund shares in periodic repurchase offer.

●	Endowments have a long term investment time horizon with low liquidity needs. Investors should consider how closely their investment goals and needs match those of endowments.

●

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular, non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

●

Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

●

When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons for issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

●

The Fund may invest in publicly-traded and non-traded REITs or privately offered pooled investment vehicles that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund. As a result, the Fund’s portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

●

REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

●

Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, and international economic, political and regulatory developments.

Wildermuth Endowment Fund Letter to Shareholders - Continued December 31, 2019

●

The Fund may invest in medium- and small-capitalization companies, which may be newly formed or have limited product lines, distribution channels and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large-capitalization companies.

●

The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

●	The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

●

We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

Wildermuth Endowment Fund Portfolio Review December 31, 2019 (Unaudited)

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmarks:

	Five Years	Three Years	One Year	Annualized Since Inception[1]
Class A	9.12%	8.21%	11.65%	9.12%
Class A with Load[2]	7.77%	6.01%	5.26%	7.77%
S&P 500® Total Return Index**	11.70%	15.27%	31.49%	11.70%
Bloomberg Barclays U.S. Aggregate Bond Index***	3.05%	4.03%	8.72%	3.05%

	Three Years	One Year	Annualized Since Inception[3]
Class C	7.36%	10.74%	8.74%
Class C with Sales Charge[4]	7.36%	9.74%	8.74%
S&P 500® Total Return Index**	15.27%	31.49%	15.46%
Bloomberg Barclays U.S. Aggregate Bond Index***	4.03%	8.72%	3.39%

	One Year	Annualized Since Inception[5]
Class I	12.06%	8.01%
S&P 500® Total Return Index**	31.49%	14.28%
Bloomberg Barclays U.S. Aggregate Bond Index***	8.72%	3.91%

[1]	The Class A inception date was December 31, 2014.

[2]	Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

[3]	The Class C inception date was March 14, 2016.

[4]	Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

[5]	The Class I inception date was April 28, 2017.

*

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A has a total annual operating expense of 3.98%, Class C has a total annual operating expense of 4.73%, and Class I has a total annual operating expense of 3.73%, per the prospectus dated May 1, 2019.

**	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Endowment Fund Portfolio Review - Continued December 31, 2019 (Unaudited)

Growth of a $10,000 Investment

Holdings by type of Investment	% of Net Assets	* Represents less than 0.4% of net assets.
Public Equities	14.4%
Exchange Traded Funds	8.6
Commodity & Natural Resource Investments	2.9
Direct Private Equity	31.9
Direct Real Estate	6.4
Hedge Funds	3.8
Private Equity Debt	6.1
Private Equity Funds	7.1
Private Real Estate Investments	10.0
Public Real Estate Investments	0.3
Real Estate Loans	3.6
Warrants	1.2
Short-Term Investments	2.1
Other Assets and Liabilities	1.6
	100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Fund Portfolio Composition December 31, 2019

Country of Investment	Fair Value	% of Net Assets
Australia	$536,456	0.3%
Belgium	360,323	0.2
Bermuda	626,839	0.3
Canada	1,155,796	0.7
Colombia	29,740	0.0
France	2,402,389	1.4
Germany	494,643	0.3
Ireland	9,686,191	5.6
Japan	1,335,511	0.8
Luxembourg	4,791,189	2.8
Netherlands	517,763	0.3
New Zealand	500,000	0.3
Singapore	746,755	0.4
Spain	193,485	0.1
Switzerland	746,684	0.4
United Kingdom	817,703	0.5
United States	145,830,242	84.0
Other Assets & Liabilities, net	2,737,201	1.6
	$173,508,910	100.0%

Wildermuth Endowment Fund Schedule of Investments December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC EQUITIES — 14.4%
	ADVERTISING — 0.2%
47,413	National CineMedia, Inc.	$345,641

	APPAREL — 0.2%
538	Kering	353,393

	BANKS — 0.1%
3,970	Bank of New York Mellon Corp.	199,810

	BEVERAGES — 0.2%
1,938	Pernod Ricard SA	346,747

	BIOTECHNOLOGY — 0.6%
1,043	CSL, Ltd.	202,177
2,270	Regeneron Pharmaceuticals, Inc.(a)	852,340
		1,054,517
	BUILDING MATERIALS — 0.5%
4,422	LafargeHolcim, Ltd.(a)	245,210
8,550	Owens Corning	556,776
		801,986
	CHEMICALS — 0.0%
700	FMC Corp.	69,874

	COMMERCIAL SERVICES — 0.7%
15,046	McMillan Shakespeare, Ltd.	138,551
3,207	S&P Global, Inc.	875,671
977	Wirecard AG	117,889
		1,132,111
	COSMETICS/PERSONAL CARE — 0.7%
9,240	Procter & Gamble Co.	1,154,076

	DISTRIBUTION/WHOLESALE — 0.5%
27,674	Inchcape PLC	258,814
15,593	Triton International, Ltd.	626,838
		885,652
	DIVERSIFIED FINANCIAL SERVICES — 0.6%
7,985	LPL Financial Holdings, Inc.	736,616
46,619	Mitsubishi UFJ Lease & Finance Co., Ltd.	302,857
		1,039,473
	ELECTRIC — 0.3%
15,000	Clearway Energy, Inc. - Class A	286,800
14,300	Clearway Energy, Inc. - Class C	285,285
		572,085

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC EQUITIES (CONTINUED)
	ELECTRONICS — 0.1%
3,860	nVent Electric PLC	$98,739

	ENERGY-ALTERNATE SOURCES — 0.3%
11,025	Siemens Gamesa Renewable Energy SA	193,485
27,642	TransAlta Renewables, Inc.	330,817
		524,302
	ENGINEERING & CONSTRUCTION — 0.1%
9,400	HomeServe PLC	157,393

	FOOD — 0.7%
975	JM Smucker Co.	101,527
4,030	Mondelez International, Inc. - Class A	221,972
7,920	Sysco Corp.	677,477
1,150	TreeHouse Foods, Inc.(a)	55,775
1,066	Tyson Foods, Inc. - Class A	97,049
		1,153,800
	HEALTHCARE-PRODUCTS — 0.4%
15,516	Boston Scientific Corp.(a)	701,634

	HEALTHCARE-SERVICES — 0.7%
14,479	Centene Corp.(a)	910,295
3,380	Fresenius SE & Co. KGaA	190,378
3,839	Ramsay Health Care, Ltd.	195,728
		1,296,401
	HOME FURNISHINGS — 0.2%
5,930	Sony Corp., ADR	403,240

	INTERNET — 0.8%
546	Alphabet, Inc. - Class A(a)	731,307
3,536	Facebook, Inc. - Class A(a)	725,764
		1,457,071
	LODGING — 0.6%
67,800	Extended Stay America, Inc.	1,007,508

	MACHINERY-CONSTRUCTION & MINING — 0.3%
8,224	ABB, Ltd.	198,467
22,255	Mitsubishi Electric Corp.	306,870
		505,337
	MACHINERY-DIVERSIFIED — 0.5%
1,025	AGCO Corp.	79,181
4,157	Cummins, Inc.	743,937
394	Deere & Co.	68,264
		891,382

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC EQUITIES (CONTINUED)
	MINING — 0.2%
29,500	Endeavour Silver Corp.(a)	$71,095
1,075	Rio Tinto PLC, ADR	63,812
2,810	Teck Resources, Ltd.	48,810
39,053	Yamana Gold, Inc.	154,259
		337,976
	MISCELLANEOUS MANUFACTURING — 0.1%
17,040	General Electric Co.	190,166

	OIL & GAS — 0.2%
1,490	Ecopetrol S.A., ADR	29,740
68,500	QEP Resources, Inc.	308,250
475	Royal Dutch Shell PLC, Class A, ADR	28,016
		366,006
	PHARMACEUTICALS — 0.8%
6,220	Dechra Pharmaceuticals PLC	238,946
4,082	Johnson & Johnson	595,441
3,200	Novartis AG, ADR	303,008
2,491	UCB SA	198,240
		1,335,635
	PIPELINES — 0.5%
2,000	CNX Midstream Partners LP	32,920
10,220	Enable Midstream Partners LP	102,507
13,850	Enbridge, Inc.	550,814
1,716	Genesis Energy LP	35,144
888	Phillips 66 Partners LP	54,736
		776,121
	REAL ESTATE — 0.1%
2,000	Atenor	162,083

	REITS — 0.2%
41,123	VEREIT, Inc. - REIT	379,977

	RETAIL — 0.5%
12,212	Walgreens Boots Alliance, Inc.	720,020
7,520	Wendy’s Co.	167,019
		887,039
	SEMICONDUCTORS — 2.1%
2,363	Broadcom, Ltd.	746,756
16,346	Intel Corp.	978,308
2,716	NXP Semiconductors NV	345,638
8,840	Qorvo, Inc.(a)	1,027,473
32,990	Xperi Corp.	610,315
		3,708,490

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC EQUITIES (CONTINUED)
	SOFTWARE — 0.2%
11,262	ICT Group NV	$144,109
1,380	SAP SE	186,375
		330,484
	TELECOMMUNICATIONS — 0.2%
11,538	NTT DOCOMO, Inc.	322,544

	TOTAL PUBLIC EQUITIES (Cost $21,982,808)	24,948,693

	EXCHANGE TRADED FUNDS — 8.6%
	DEBT FUNDS — 2.0%
15,720	Invesco International Corporate Bond	426,641
1,618	iShares iBoxx High Yield Corporate Bond	142,287
31,000	Vanguard Intermediate-Term Corporate Bond	2,831,230
		3,400,158
	EQUITY FUNDS — 6.6%
44,389	Emerging Markets Internet and Ecommerce	1,566,932
37,354	iShares MSCI Brazil	1,772,447
36,530	iShares MSCI India	1,284,030
28,850	iShares MSCI Indonesia	740,291
34,400	iShares MSCI Malaysia	980,744
36,756	iShares MSCI Taiwan	1,511,774
51,512	VanEck Vectors Russia	1,286,255
29,000	WisdomTree China ex-State-Owned Enterprises Fund	2,409,888
		11,552,361

	TOTAL EXCHANGE TRADED FUNDS (Cost $14,027,958)	14,952,519

	COMMODITY & NATURAL RESOURCE INVESTMENTS — 2.9%
953	Casillas Petroleum Resource Partners, LLC(b)(c)(d)(e)(f)	1,286,160
2,050,000	CM Funding, LLC(b)(c)(d)(e)(f)	856,643
—	Kayne Anderson Energy Fund VII LP(c)(e)(g)	1,492,471
2,080,000	Thunder Investment Partners, LLC(b)(c)(d)(e)(f)	1,438,189
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $6,632,577)	5,073,463

	DIRECT PRIVATE EQUITY — 31.9%
159	Atlas Fintech Holdings Corp. - Class A Share Interests(b)(c)(d)(e)	1,272,000
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(b)(c)(d)(e)(f)	4,902,056
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(b)(c)(d)(e)(f)	955,816
634,619	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(b)(c)(d)(e)(f)	4,248,609
828,254	Clearsense, LLC - Class C Preferred Shares(b)(c)(d)(e)(f)	8,148,270
250,000	Content Management Live, LLC(b)(c)(d)(e)(f)	250,000
3,385,201	DSI Digital, LLC - Series A Convertible Preferred Units(b)(c)(d)(e)(f)	13,191,310
8,800	GigaPro, Inc. - Common Units(b)(c)(d)(e)(f)	7,615,550

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	DIRECT PRIVATE EQUITY (CONTINUED)
—	Level ATI HoldCo, LLC - Class A(b)(c)(d)(e)(f)	$3,040,100
3,500,000	Metro Diner, LLC - Series B Units(c)(d)(e)(f)	2,940,000
1,880,968	Metro Diner, LLC - Series II Common Units(c)(d)(e)(f)	1,795,894
635,838	Waratek, Ltd. - Series B-1(b)(c)(d)(e)(f)	3,149,601
756,826	Waratek, Ltd. - Series B-2(b)(c)(d)(e)(f)	3,817,736
—	WG Pitts Caribbean, LLC - Common Units(b)(c)(d)(e)(f)	—
	TOTAL DIRECT PRIVATE EQUITY (Cost $30,553,608)	55,326,942

	DIRECT REAL ESTATE — 6.4%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(c)(e)	1,630,603
439,716	Dog Wood Park of Northeast Florida, LLC, 9.50%, 12/21/2020(c)(d)(e)(f)(h)	357,105
400,000	Hauiki Hui, LLC, 9.50%, 12/21/2019(b)(c)(d)(e)(f)(h)	230,672
1,800,000	LaGrange Senior Living, LLC - Class A Interests(b)(c)(d)(e)	1,800,000
—	Polara Builder II, LLC(b)(c)(d)(e)(f)	5,660,763
—	RS17 Rexburg Preferred LLC - Series A Preferred Interests(b)(c)(d)(e)(f)	1,434,299
	TOTAL DIRECT REAL ESTATE (Cost $9,636,581)	11,113,442

	HEDGE FUNDS — 3.8%
—	Altegris Millennium Fund LP(c)(e)(g)(i)	1,089,134
—	CRC Bond Opportunity Trading Fund LP(c)(e)(g)(i)	2,658,089
—	EJF Trust Preferred Fund LP(c)(e)(g)(i)	812,800
—	Rosebrook Opportunities Fund LP(c)(e)(g)(i)	1,516,893
—	Tides Capital Gamma LP(b)(c)(e)(g)(i)	566,324
	TOTAL HEDGE FUNDS (Cost $6,617,605)	6,643,240

	PRIVATE EQUITY DEBT — 6.1%
$1,988,889	Aetius Intermediate Company, LLC, LIBOR 1 Month + 9.50%, 12/20/2023(c)(d)(e)(j)	1,988,889
1,500,000	Atlas Fintech Holdings Corp. - Convertible Note, 8.00%, 6/20/2020(b)(c)(d)(e)	1,500,000
884,450	GigaPro, Inc. - Secured Note, 12.00%, 8/7/2021(b)(c)(d)(e)	884,450
933,333	Schweizer - RSG, LLC - Promissory Note, LIBOR 1 Month + 12.00%, 1/22/2021(c)(d)(e)(j)	933,333
1,000,000	Sequin, Inc. - Convertible Note, 8.00%, 6/28/2022(b)(c)(d)(e)	1,000,000
500,000	The Work Shop Limited T/A RIP Global - Convertible Note, 10.00%, 5/22/2022(b)(c)(d)(e)	500,000
1,500,000	Waratek, Ltd. - Convertible Note, 12.00%, 4/12/2021(b)(c)(d)(e)(f)	1,920,001
2,000,000	WG Pitts Caribbean, LLC - Promissory Note, 5.00%, 10/12/2020(b)(c)(d)(e)(f)	1,815,745
	TOTAL PRIVATE EQUITY DEBT (Cost $9,861,077)	10,542,418

	PRIVATE EQUITY FUNDS — 7.1%
—	Abbott Secondary Opportunities LP(c)(e)(g)(i)	1,551,688
—	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund(c)(e)(g)(i)	2,043,564
—	Committed Advisors Secondary Fund III(c)(e)(g)(i)	1,702,248
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(c)(e)(g)(i)	1,055,628
10	GPB Automotive Portfolio LP(c)(d)(e)(f)(g)	155,838
—	Gravity Ranch Fund I LP(b)(c)(e)(g)(i)	23,043
—	Greenspring Opportunities V, LP(c)(e)(g)(i)	612,502

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	PRIVATE EQUITY FUNDS (CONTINUED)
—	Madryn Health Partners LP(c)(e)(g)(i)	$1,884,620
—	PineBridge Secondary Partners IV SLP(c)(e)(g)(i)	1,297,257
—	Star Mountain Diversified Credit Income Fund III LP(c)(e)(g)(i)	967,650
—	Star Mountain Diversified Small Business Access Fund II LP(c)(e)(g)(i)	1,092,136
	TOTAL PRIVATE EQUITY FUNDS (Cost $11,647,867)	12,386,174

	PRIVATE REAL ESTATE INVESTMENTS — 10.0%
95,075	ARCTRUST, Inc.(c)(e)(g)	1,337,396
23,529	Broadstone Net Lease, Inc.(c)(e)(g)	2,000,000
2,465,209	Carlyle Europe Realty Fund, S.C.Sp.(c)(e)(g)(i)	2,747,625
157,812	Cottonwood Residential II, Inc.(c)(e)(g)	3,378,755
—	Cygnus Property Fund V, LLC(b)(c)(e)(g)	1,752,097
—	Harbert Seniors Housing Fund I LP(c)(e)(g)	1,339,608
—	Harbert Seniors Housing Fund II LP(c)(e)(g)	328,977
—	PCG Select Series I LLC - Series A Preferred Stock(c)(e)(g)	322,785
789	PRISA III Fund LP(c)(e)(g)	1,490,196
—	RRA Credit Opportunity Fund LP(b)(c)(e)(g)	975,012
56	Shopoff Land Fund III LP(c)(e)(g)	33,053
728,136	Stonehill Strategic Hotel Credit Opportunity Fund II LP(c)(e)(g)	1,011,182
—	Walton Street Real Estate Fund VIII LP(c)(e)(g)	655,431
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $16,232,686)	17,372,117

	PUBLIC REAL ESTATE INVESTMENTS — 0.3%
136,771	Highlands REIT, Inc.(c)(e)	49,238
153,283	Inventrust Properties Corp.(c)(e)	481,308
3,330	Phillips Edison Grocery Center(c)(e)	36,961
	TOTAL PUBLIC REAL ESTATE INVESTMENTS (Cost $400,806)	567,507

	REAL ESTATE LOANS — 3.6%
$1,794,571	Airport Center Development Partners, LLC, 10.50%, 4/10/2020(c)(d)(e)	1,794,571
1,741,602	GT Operating Company, Inc., 10.50%, 6/8/2020(c)(d)(e)	1,741,602
679,962	Park City (PCG), 10.50%, 11/26/2020(c)(d)(e)	679,962
2,000,000	Westgate at Powers, LLC, 10.50%, 6/21/2021(c)(d)(e)	2,000,000
	TOTAL REAL ESTATE LOANS (Cost $5,919,529)	6,216,135

	WARRANTS — 1.2%
100	Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date,12/30/2021(a)(b)(c)(d)(e)	87,955
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date,12/30/2022(a)(b)(c)(d)(e)	26,642
475	Atlas Fintech Holdings Corp., Exercise Price $8,000, Expiration Date,12/30/2021(a)(b)(c)(d)(e)	1,091,788
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date,1/21/2028(a)(c)(d)(e)(f)	1,846
388,869	Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date,1/22/2028(a)(b)(c)(d)(e)(f)	798,853
	TOTAL WARRANTS (Cost $0)	2,007,084

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued December 31, 2019

Interests, Shares, Principal Amount, or Units		Fair Value
	SHORT-TERM INVESTMENTS — 2.1%
3,621,975	Fidelity Institutional Government Portfolio - Institutional Class, 1.49%(k)	$3,621,975
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,621,975)	3,621,975

	TOTAL INVESTMENTS — 98.4% (Cost $137,135,077)	170,771,709
	Other assets less liabilities — 1.6%	2,737,201
	TOTAL NET ASSETS — 100.0%	$173,508,910

ADR – American Depository Receipt

LIBOR – London Inter-Bank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

SLP – Special Limited Partnership

(a)	Non-income Producing

(b)	Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(c)	Illiquid Security. As of December 31, 2019 these securities amounted to $127,248,522, representing 73.34% of total net assets.

(d)	Level 3 security in accordance with fair value hierarchy.

(e)

Restricted Security. As of December 31, 2019 these securities amounted to $127,248,522, representing 73.34% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(f)

Security fair valued using method determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of December 31, 2019 these securities amounted to $70,011,056, representing 40.35% of total net assets.

(g)	Private Fund. As of December 31, 2019 these securities amounted to $37,894,002, representing 21.84% of total net assets.

(h)	Security is in default.

(i)	Private Investment Company. As of December 31, 2019 these securities amounted to $21,621,201, representing 12.46% of total net assets.

(j)	Denotes a floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate.

(k)	Represents the current rate as of December 31, 2019.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Assets and Liabilities As of December 31, 2019

Assets:
Investments in unaffiliated issuers at fair value (cost $85,787,630)	$94,532,025
Investments in affiliated issuers at fair value (cost $51,347,447)	76,239,684
Receivables:
Due from Investment Adviser (Note 4)	681,549
Investment securities sold	55,556
Dividends and interest	987,837
Fund shares sold	106,074
Return of capital	449,580
Prepaid expenses	10,571
Other receivable	780,218
Total assets	173,843,094

Liabilities:
Payables:
Professional fees	121,561
Shareholder servicing fees	28,591
Transfer agent fees and expenses	26,890
Fund accounting and administration fees	26,353
Custody fees	5,563
Distribution fees	35,274
Accrued other liabilities	89,952
Total liabilities	334,184
Net Assets	$173,508,910

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	$144,810,471
Total distributable earnings	28,698,439
Net Assets	$173,508,910

Net Assets:
Class A	$80,691,969
Class C	54,613,748
Class I	38,203,193
Net Assets	$173,508,910

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	5,856,246
Class C shares	4,083,848
Class I shares	2,747,412
Total Shares Outstanding	12,687,506

Net Asset Value, Offering Price and Redemption Proceeds Per Share:(1)
Class A	$13.78
Class C(2)	$13.37
Class I	$13.91
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(3)	$14.62

(1)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(2)	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(3)	Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Operations For the year December 31, 2019

Investment Income:
Interest from unaffiliated issuers	$1,018,235
Dividends from affiliated issuers	818,702
Dividends from unaffiliated issuers (net of foreign withholding taxes of $21,110)	490,287
Interest from affiliated issuers	355,184
Other income	105,519
Total investment income	2,787,927

Expenses:
Investment Advisory fees (see Note 4)	2,240,498
Legal fees	496,419
Transfer agent fees	427,795
Distribution fees - Class C	353,489
Shareholder servicing fees - Class A & Class C	321,630
Accounting and administration servicing fees	263,458
Printing and postage expenses	122,465
Audit fees	102,500
Registration fees	64,420
Pricing and valuation service fees	63,660
Chief compliance officer fees	56,649
Chief financial officer fees	53,049
Trustees’ fees	52,250
Custodian fees	34,069
Miscellaneous expenses	31,464
Insurance expense	22,226
Total expenses	4,706,041
Expenses waived by Adviser (see Note 4)	(670,176)
Net expenses	4,035,865
Net investment loss	(1,247,938)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,815,475)
Investments in affiliated issuers	(5,816,795)
Foreign currency transactions	9,357
Total net realized loss	(8,622,913)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,261,786
Investments in affiliated issuers	19,286,388
Foreign currency translations	(1,083)
Total net change in unrealized appreciation	24,547,091
Net realized and unrealized gain on investments and foreign currency	15,924,178

Net Increase in Net Assets Resulting from Operations	$14,676,240

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets

	For the year ended December 31, 2019	For the year ended December 31, 2018
Increase/(Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1,247,938)	$302,332
Net realized loss on investments	(8,622,913)	(2,099,476)
Distributions of realized gains by underlying unaffiliated investment companies	—	20,409
Net change in unrealized appreciation (depreciation) on investments	24,547,091	(680,968)
Net increase (decrease) in net assets resulting from operations	14,676,240	(2,457,703)

Distributions to Shareholders:
Distributions:
Class A	—	(155,481)
Class C	—	(82,554)
Class I	—	(26,761)
Total:	—	(264,796)

From other sources (tax return of capital):
Class A	(2,301,159)	(1,624,661)
Class C	(1,288,847)	(742,631)
Class I	(822,680)	(150,628)
Total:	(4,412,686)	(2,517,920)
Total distributions to shareholders	$(4,412,686)	$(2,782,716)

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets - Continued

	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Share Transactions:
Net proceeds from Class A shares sold	$34,124,083	$17,912,089
Net proceeds from Class C shares sold	17,098,216	19,446,103
Net proceeds from Class I shares sold	27,493,959	12,590,689
Reinvestment of distributions from Class A shares	1,090,416	824,185
Reinvestment of distributions from Class C shares	1,088,395	643,074
Reinvestment of distributions from Class I shares	661,696	153,500
Cost of Class A shares redeemed	(30,119,763)	(8,303,887)
Cost of Class C shares redeemed	(2,590,991)	(855,874)
Cost of Class I shares redeemed	(3,395,157)	(347,141)
Redemption fees	16,452	6,127
Capital contribution from affiliate (Note 4)	663,313	—
Net increase from capital share transactions	46,130,619	42,068,865

Net change in net assets	56,394,173	36,828,446

Net Assets:
Beginning of year	117,114,737	80,286,291
End of year	$173,508,910	$117,114,737

Share Activity:
Issuance of Class A shares	2,524,088	1,353,041
Issuance of Class C shares	1,302,018	1,494,895
Issuance of Class I shares	1,999,921	938,087
Class A shares reinvested	80,385	62,261
Class C shares reinvested	82,487	49,579
Class I shares reinvested	47,928	11,487
Class A shares redeemed	(2,197,236)	(628,135)
Class C shares redeemed	(194,887)	(65,941)
Class I shares redeemed	(245,199)	(26,151)
Net increase in shares of beneficial interest outstanding	3,399,505	3,189,123

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Cash Flows

For the year ended December 31, 2019
Cash flows from operating activities:
Net increase in net assets resulting from operations	$14,676,240
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(81,140,044)
Purchase of short term investments, net	(2,165,268)
Proceeds from sale of investments	41,958,126
Net realized loss from investments	8,632,270
Net realized gain from foreign currency transactions	(9,357)
Net unrealized appreciation on investments	(24,548,174)
Net unrealized depreciation on foreign currency translations	1,083
Return of capital and non-income distributions received	2,079,366

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Adviser	(681,549)
Dividend and interest receivable	(55,257)
Return of capital receivable	(449,580)
Receivable for investment securities sold	(33,334)
Other receivable	(780,218)
Funded commitment	1,000,000
Prepaid expenses	13,146
Increase/(Decrease) in liabilities:
Payable to custodian	(219,780)
Payable to Investment Adviser	(62,851)
Payable for professional fees	11,756
Payable for shareholder servicing fees	5,553
Payable for fund accounting and administration fees	6,458
Payable for custody fees	1,055
Payables for transfer agent fees and expenses	3,962
Payable for distribution fees	11,636
Accrued other liabilities	(123,030)
Net cash used in operating activities	(41,867,791)

Cash flows from financing activities:
Proceeds from shares sold	78,857,842
Cost of shares redeemed, net of redemption fees	(36,089,459)
Cash distributions paid, net of reinvestment	(1,572,179)
Capital contributions from affiliates	663,313
Net cash provided by financing activities	41,859,517

Effects of foreign currency exchange rate changes in cash	8,274

Net change in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Reinvestment of fund distributions	$2,840,507

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2019(1)		For the year ended December 31, 2018(1)	For the year ended December 31, 2017(1)	For the year ended December 31, 2016(1)	For the year ended December 31, 2015(2)
Net asset value, beginning of period	$12.69		$13.21	$11.81	$10.79	$10.00

Income from Investment Operations:
Net investment income (loss)(3)	(0.08)		0.06	(0.04)	0.01	0.05
Net realized and unrealized gain (loss) on investments	1.55		(0.23)	1.80	1.19	0.93	(4)
Total from investment operations	1.47		(0.17)	1.76	1.20	0.98
Less Distributions:
From net investment income	—		—	—	—	(0.03)
From return of capital	(0.38)		(0.32)	(0.18)	(0.18)	(0.16)
From net realized gains	—		(0.03)	(0.18)	—	—
Total distributions	(0.38)		(0.35)	(0.36)	(0.18)	(0.19)
Net asset value, end of period	$13.78		$12.69	$13.21	$11.81	$10.79

Total return(5)	11.65	%(6)	(1.38)%	15.07%	11.27%	9.74	%(7)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,692		$69,143	$61,568	$31,686	$14,467
Ratio of gross expenses to average net assets(8)(12)	2.97%		3.21%	3.32%	4.73%	16.65	%(9)
Ratio of net expenses to average net assets(8)(10)	2.50%		2.50%	2.50%	2.50%	2.50	%(9)
Ratio of net investment income (loss) to average net assets(8)(11)	(0.63)%		0.45%	(0.35)%	0.07%	0.49	%(9)
Portfolio turnover rate	29%		31%	51%	55%	107	%(7)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	The Fund commenced operations on January 2, 2015 (inception date 12/31/2014).

(3)	Per share amounts calculated using the average shares method.

(4)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of offering price. If the sales charge was included total returns would be lower. The maximum sales load in 2016 and 2015 was 6.00% of offering price. Effective October 20, 2017 the maximum sales load was changed to 5.75% of offering price.

(6)	Total return would have been 11.24% absent the Capital Contribution from the Adviser (see Note 4).

(7)	Not annualized.

(8)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by Adviser.

(11)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(12)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2019(1)		For the year ended December 31, 2018(1)	For the year ended December 31, 2017	For the period ended December 31, 2016(2)
Net asset value, beginning of period	$12.40		$13.02	$11.73	$10.68

Income from Investment Operations:
Net investment loss(3)	(0.18)		(0.02)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	1.50		(0.25)	1.78	1.25
Total from investment operations	1.32		(0.27)	1.65	1.18
Less Distributions:
From return of capital	(0.35)		(0.32)	(0.18)	(0.13)
From net realized gains	—		(0.03)	(0.18)	—
Total distributions	(0.35)		(0.35)	(0.36)	(0.13)
Net asset value, end of period	$13.37		$12.40	$13.02	$11.73

Total return(4)	10.74	%(6)	(2.18)%	14.23%	11.10	%(5)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,614		$35,888	$18,435	$4,951
Ratio of gross expenses to average net assets(7)(11)	3.72%		3.96%	4.07%	5.63	%(8)
Ratio of net expenses to average net assets(7)(8)	3.25%		3.25%	3.25%	3.25	%(8)
Ratio of net investment loss to average net assets(7)(10)	(1.40)%		(0.20)%	(1.08)%	(0.77	)%(8)
Portfolio turnover rate	29%		31%	51%	55	%(5)

(1)	Redemption fees consisted of per share amounts of less than $0.01.

(2)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

(3)	Per share amounts calculated using the average shares method.

(4)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(5)	Not annualized.

(6)	Total return would have been 10.33% absent the Capital Contribution from the Adviser (see Note 4).

(7)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by Adviser.

(10)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2019		For the year ended December 31, 2018	For the period ended December 31, 2017(1)
Net asset value, beginning of period	$12.79		$13.27	$12.26

Income from Investment Operations:
Net investment income (loss)(2)	(0.06)		0.17	0.02
Net realized and unrealized gain (loss) on investments	1.58		(0.31)	1.30
Total from investment operations	1.52		(0.14)	1.32
Less Distributions:
From return of capital	(0.41)		(0.32)	(0.13)
From net realized gains	—		(0.03)	(0.18)
Total distributions	(0.41)		(0.35)	(0.31)
Redemption Fees:	0.01		0.01	—
Net asset value, end of period	$13.91		$12.79	$13.27

Total return	12.06	%(3)	(1.07)%	10.87	%(4)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,203		$12,084	$283
Ratio of gross expenses to average net assets(5)(9)	2.72%		2.96%	3.24	%(6)
Ratio of net expenses to average net assets(5)(7)	2.25%		2.25%	2.25	%(6)
Ratio of net investment income (loss) to average net assets(5)(8)	(0.42)%		1.27%	0.26	%(6)
Portfolio turnover rate	29%		31%	51	%(4)

(1)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return would have been 11.58% absent the Capital Contribution from the Adviser (see Note 4).

(4)	Not annualized.

(5)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by Adviser.

(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Notes to Financial Statements December 31, 2019

1. ORGANIZATION

Wildermuth Endowment Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and operates as an interval fund that offers to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Committee shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Fair Value Committee deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

If market quotations are not readily available, securities are valued at fair values as determined in good faith by the Board of Trustees (the “Board”). The Board has delegated the day-to-day responsibility for determining these fair values, in accordance with the policies it has approved, to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies during these periodic reports.

Investments in private equity and private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate Funds, Hedge Funds, High Yield Loans, Private Equity Funds, Private Equity Debt, Private Real Estate Funds, Non-Traded REITs and Real Estate Loans (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Fair Value Committee, acting under the Valuation Committee and ultimately the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Fair Value Committee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Fund’s Fair Value Committee on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

US GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of December 31, 2019:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient**		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Public Equities*	$—		$24,948,693	$—	$—	$24,948,693
Exchange Traded Funds*	—		14,952,519	—	—	14,952,519
Commodity & Natural Resource Investments	1,492,471	(1)(6)(7)	—	—	3,580,992	5,073,463
Direct Private Equity	—		—	—	55,326,942	55,326,942
Direct Real Estate	1,630,603	(2)(6)(7)	—	—	9,482,839	11,113,442
Hedge Funds	6,643,240	(3)(6)(7)	—	—	—	6,643,240
Private Equity Debt	—		—	—	10,542,418	10,542,418
Private Equity Funds	12,230,336	(4)(6)(8)	—	—	155,838	12,386,174
Private Real Estate Investments	17,372,117	(5)(6)(9)	—	—	—	17,372,117
Public Real Estate Investments	—		567,507	—	—	567,507
Real Estate Loans	—		—	—	6,216,135	6,216,135
Warrants	—		—	—	2,007,084	2,007,084
Short Term Investments	—		3,621,975	—	—	3,621,975
Total	$39,368,767		$44,090,694	$—	$87,312,248	$170,771,709

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

(1)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Kayne Anderson Energy Fund VII LP	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies.	N/A

(2)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Brookwood SFL Investor Co-Investment Vehicle, LLC	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A

(3)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Altegris Millennium Fund LP	Quarterly	Not Applicable	Capital Gains and Income	Multistrategy hedge fund	N/A
	CRC Bond Opportunity Trading Fund LP	Monthly	90 days	Capital Gains and Income	Opportunistic, event-driven credit fund focused on subordinated debt, preferred equity, and additional Tier 1 capital of banks and financial firms.	12 months
	EJF Trust Preferred Fund LP	Not Applicable	Not Applicable	Capital Gains and Income	Event driven with focus on financials	3 years
	Rosebrook Opportunities Fund LP	Not Applicable	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A
	Tides Capital Gamma LP	Not Applicable	Not Applicable	Capital Appreciation	Highly concentrated in public equity positions - Small Cap	N/A

(4)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Abbot Secondary Opportunities LP	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	N/A
	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	Not Applicable	Not Applicable	Capital Gains and Dividends	Purchase private equity funds on the secondary market with exposure to Asian small to mid-sized privately owned companies.	N/A
	Committed Advisors Secondary Fund III	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	N/A
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

N/A
	Gravity Ranch Fund I LP	Not Applicable	Not Applicable	Capital Gains	Venture Capital investing	N/A
	Greenspring Opportunities V, LP	Not Applicable	Not Applicable	Capital Appreciation	Direct investments in growth stage companies	N/A
	Madryn Health Partners LP	Not Applicable	Not Applicable	Capital Gains	Invests in commercial-stage healthcare companies	N/A
	PineBridge Secondary Partners IV SLP	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	N/A
	Star Mountain Diversified Credit Income Fund III LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A
	Star Mountain Diversified Small Business Access Fund II LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

(5)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	ARCTRUST, Inc.	Suspended	30 days	Capital Appreciation and Income	Development, acquisition and financing of commercial properties	3 years
	Broadstone Net Lease, Inc.	Quarterly	10 days	Capital Appreciation and Income	Real estate	N/A
	Carlyle Europe Realty Fund, S.C.Sp	Not Applicable	Not Applicable	Capital Appreciation and Income	Primary focus is on large, more liquid Western European markets. Seek to invest at the intersection of hard asset and private equity.	N/A
	Cottonwood Residential II, Inc.	Quarterly	Not Applicable	Capital Appreciation and Income	Development, acquisition and financing of multi-family properties	1 year
	Cygnus Property Fund V, LLC	Not Applicable	Not Applicable	Capital Appreciation and Income	Distressed debt/special situation and opportunistic real estate investments.	N/A
	Harbert Seniors Housing Fund I LP	Not Applicable	Not Applicable	Capital Appreciation and Income	Real estate	N/A
	Harbert Seniors Housing Fund II LP	Not Applicable	Not Applicable	Capital Appreciation and Income	Real estate	N/A
	PCG Select Series I LLC - Series A Preferred Stock	Not Applicable	Not Applicable	Income	Real estate loans	N/A
	PRISA III Fund LP	Quarterly	90 days	Capital Appreciation and Income	Diversified value-add real estate portfolio that targets above average real estate returns.	N/A
	RRA Credit Opportunity Fund LP	Not Applicable	Not Applicable	Current Income	Real estate backed lending	N/A
	Shopoff Land Fund III	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	Not Applicable	Not Applicable	Capital Appreciation and Income	Value added lending to hospitality assets	N/A
	Walton Street Real Estate Fund VIII LP	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A

(6)

Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(7)	These investments are domiciled in the United States.

(8)

These investments are domiciled in the United States with the exception of Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund which is domiciled in Luxembourg and and Committed Advisors Secondary Fund III which is domiciled in France.

(9)	These investments are domiciled in the United States with the exception of Carlyle Europe Realty Fund S.C.Sp. which is domiciled in Luxembourg.

The transfers out of Level 3 in the following table represent securities now being valued using net asset value per share practical expedient, which is not included in the fair value measurement hierarchy, or securities now being valued under Level 1 of the fair value measurement hierarchy due to the availability of observable inputs. There were no transfers into Level 3 during the reporting period.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2019	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance December 31, 2019
Commodity & Natural Resource Investments	$5,644,811	$—	$—	$—	$—	$—	$(173,966)	$(1,889,853)	$3,580,992
Direct Private Equity	33,510,130	—	(500,000)	10,494,060	—	(5,865,315)	—	17,688,067	55,326,942
Direct Real Estate	4,579,320	—	—	5,850,389	(1,404,000)	18,520	(18,520)	457,130	9,482,839
High Yield Loans	1,564,481	—	—	1,298,894	(2,028,414)	(763,517)	—	(71,444)	—
Private Equity Debt	4,073,118	—	—	7,384,450	(1,313,334)	39,778	(11,111)	369,517	10,542,418
Private Equity Funds	457,314	—	—	—	—	—	—	(301,476)	155,838
Private Real Estate Investments	3,287,260	—	(1,086,916)	1,250,000	(3,205,829)	370,684	—	(615,199)	—
Public Real Estate Investments	173,991	—	(25,831)	—	(135,263)	12,547	(2,588)	(22,856)	—
Real Estate Loans	6,924,604	—	—	—	(708,469)	28,577	(27,229)	(1,348)	6,216,135
Warrants	736,973	—	—	—	—	—	—	1,270,111	2,007,084
	$60,952,002	$—	$(1,612,747)	$26,277,793	$(8,795,309)	$(6,158,726)	$(233,414)	$16,882,649	$87,312,248

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of December 31, 2019 is $9,305,632.

The following is a summary of quantitative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of December 31, 2019:

Type of Level 3 Investment	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Commodity & Natural Resource Investments	$3,580,992	Income Approach	NYMEX future strip for WTI crude oil	$49.18/bbl - $57.21/bbl	$50.48
			NYMEX future strip for Henry Hub gas	$1.04/MCF-$3.13/MCF	$4.21
			ICE future strip for NGPL	$13.05/bbl - $19.27/bbl	$18.13
			Discount Rate	10.00%-25.00%	13.55%
			Risk Factor	50.00%-100.00%	63.63%
Direct Real Estate	7,682,839	Income Approach	Discount Rate	18.00%-20.00%	19.41%
		Market Approach	Cap Rate	5.5-5.75	5.67
Private Equity
Direct Private Equity	54,054,942	Income Approach	Discount Rate	20.00%	20.00%
Private Equity Debt	3,735,746	Income Approach	Discount Rate	27.50%-28.00%	27.74%
Private Equity Funds	155,838	Market Approach	Discount Rate	55.00%	55.00%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Type of Level 3 Investment	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Warrants	$800,699	Guideline company comparison	Projected revenue mulitple	.13x-5.0x	2.99
			LTM Revenue multiple	5x	5x
		Option pricing method	Time to Liquidity	2-3	2.32
			Volatility	60.00%-70.00%	62.27%
			Risk Free Rate	1.56%-1.65%	1.58%
		Market Yield Approach	Time to Liquidity	2	2
			LIBOR Swap Rate	1.65%	1.65%
			Credit Spread	5.25%	5.25%

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of December 31, 2019:

Type of Level 3 Investment	Fair Value as of December 31, 2019	Valuation Technique
Direct Real Estate	$1,800,000	Recent Transaction Value
Direct Private Equity	1,272,000	Recent Transaction Value
Private Equity Debt	6,806,672	Recent Transaction Value
Real Estate Loans	6,216,135	Face Value
Warrants	1,206,385	Recent Transaction Value

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

LIBOR Transition Risk – Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate ("LIBOR"). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition, as well as other unforeseen effects, may also result in a reduction in the value of certain instruments held by the Fund.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as exchange-traded funds, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended December 31, 2019, the Fund had contributions to capital due to redemption fees in the amount of $16,452.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended December 31, 2019, amounted to $81,140,044 and $41,958,126, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Subsequent to December 31, 2019, it was determined that the valuation of the Fund’s investments in several issuers was determined without appropriately observable inputs during the period beginning in March 2019 through at least December 31, 2019. The reduction in value of these positions included in these financial statements from the final daily net asset value struck in December 2019 was approximately $5,000,000. In addition, the Fund erroneously carried duplicative dividend accruals for securities issued by several companies over the period from January 2019 to December 31, 2019. The accrual write-down resulted in a reduction in the Fund’s net assets of approximately $1,400,000.

The Fund has recognized a receivable due from the Investment Manager in the amount of approximately $563,000 for overpayments on share repurchase payments made to investors that redeemed shares during 2019 resulting from these valuations. There is also a receivable of approximately $101,000 for amounts owed to the Fund in connection with subscription underpayments resulting from these valuations. These amounts are included within Due from Investment Adviser on the Statement of Assets and Liabilities. The Investment Manager understands that there may be additional amounts owed to the Fund subsequent to December 31, 2019 related to these same issuers. Additionally, advisory fees that were paid to the Investment Manager and attributable to overstated net assets are due to the Fund, along with amounts needed under the Investment Manager’s expense limitation commitment.

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Adviser earned $2,240,498 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through December 31, 2020. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board of Trustees. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. During the year ended December 31, 2019, the Adviser did not recoup any expenses. As of December 31, 2019, $458,874 is subject to recoupment through December 31, 2020, $695,394 through December 31, 2021, $670,176 through December 31, 2022.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Distribution Agreement – The Fund has adopted a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the year ended December 31, 2019, $353,489 had been accrued for Class C distribution fees.

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated up to an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the year ended December 31, 2019, Class A had accrued $203,800 in shareholder service fees and Class C had accrued $117,830.

Trustees – Each Independent Trustee receives a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), or $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund received any compensation for their services as Trustees. None of the executive officers received compensation from the Fund.

5. FEDERAL TAX INFORMATION

At December 31, 2019, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$132,570,193
Gross unrealized appreciation	$46,703,092
Gross unrealized depreciation	(8,501,576)
Net unrealized appreciation on investments	$38,201,516

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings. These reclassifications relate primarily to the differing tax treatment of income from paydowns, net operating losses, distributions and income from partnership investments, and foreign currency gains and losses.

Increase (Decrease)
Paid in Capital	Distributable Earnings
$(4,993,779)	$4,993,779

As of December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(9,499,596)
Net unrealized appreciation on investments	38,201,516
Net unrealized depreciation on foreign currency translations	(3,481)
Total accumulated earnings (deficit)	$28,698,439

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gains	—	264,796
Return of capital	4,412,686	2,517,920
Total distributions paid	$4,412,686	$2,782,716

As of December 31, 2019, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$9,499,596
Long Term	—
$9,499,596

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended December 31, 2019, the Fund completed four quarterly repurchase offers. The results of those repurchase offers were as follows:

Repurchase Pricing Date	January 30, 2019	April 30, 2019	July 30, 2019		October 30, 2019
% of Shares Offered - Total Fund	5.00%	5.00%	5.42	%*	5.61	%*
Number of Shares Offered - Total Fund	481,624	563,143	649,005		702,065
Pricing Date Net Asset Value - Class A	$13.28	$13.59	$13.66		$13.79
Pricing Date Net Asset Value - Class C	$12.98	$13.25	$13.29		$13.39
Pricing Date Net Asset Value - Class I	$13.39	$13.70	$13.79		$13.94
Number of Shares Tendered - Class A	96,624	309,907	527,605		465,049
Number of Shares Tendered - Class C	25,491	16,118	57,976		97,437
Number of Shares Tendered - Class I	10,416	32,005	63,424		139,579
% of Shares Tendered - Total Fund	1.38%	3.18%	5.42%		5.61%

*	At the sole discretion of the Board, the Fund offered to repurchase up to an additional 2% of the outstanding shares bringing the total eligible Repurchase Offer Amount to 7%.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on December 31, 2019 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$1,173,183	$1,551,688	0.89%
Aetius Intermediate Company, LLC, LIBOR 1 Month + 9.50%, 12/20/2023	December 26, 2019	1,988,889	1,988,889	1,988,889	1.15%
Airport Center Development Partners, LLC, 10.50%, 4/10/2020	September 28, 2018	1,794,571	1,740,734	1,794,571	1.03%
Altegris Millennium Fund LP	December 20, 2018	—	1,000,000	1,089,134	0.63%
ARCTRUST, Inc.	June 30, 2016	95,075	1,046,310	1,337,396	0.77%
Atlas Fintech Holdings Corp. - Class A Share Interests	December 20, 2016	159	1,506,000	1,272,000	0.73%
Atlas Fintech Holdings Corp. - Convertible Note, 8.00%, 6/20/2020	June 20, 2019	1,500,000	1,500,000	1,500,000	0.86%
Atlas Fintech Holdings Corp., Exercise Price $13,000, Expiration Date 12/30/2021	December 20, 2016	100	—	87,955	0.05%
Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 12/30/2022	December 20, 2016	44	—	26,642	0.02%
Atlas Fintech Holdings Corp., Exercise Price $8,000, Expiration Date 12/30/2021	December 23, 2019	475	—	1,091,788	0.63%
Auda Capital SCS SICAV SIF- Auda Asia Secondary Fund	April 2, 2018	—	1,988,718	2,043,564	1.18%
Broadstone Net Lease, Inc.	September 12, 2019	23,529	1,979,294	2,000,000	1.15%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	1,017,978	1,630,603	0.94%
Carlyle Europe Realty Fund, S.C.Sp.	December 19, 2018	2,465,209	2,783,240	2,747,625	1.58%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	953	952,711	1,286,160	0.74%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	4,902,056	2.82%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	$500,000	$955,816	0.55%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	634,619	2,335,394	4,248,609	2.45%
Clearsense, LLC - Class C Preferred Shares	February 20, 2019	828,254	3,649,865	8,148,270	4.70%
CM Funding, LLC	December 14, 2018	2,050,000	1,876,034	856,643	0.49%
Committed Advisors Secondary Fund III	March 30, 2017	—	1,250,806	1,702,248	0.98%
Content Management Live, LLC	December 17, 2019	250,000	250,000	250,000	0.14%
Cottonwood Residential II, Inc.	June 12, 2019	157,812	2,922,142	3,378,755	1.95%
CRC Bond Opportunity Trading Fund LP	June 7, 2019	—	2,500,000	2,658,089	1.53%
Cygnus Property Fund V, LLC	October 30, 2018	—	1,920,198	1,752,097	1.01%
Dog Wood Park of Northeast Florida, LLC, 9.50%, 12/21/2020	March 21, 2017	439,716	382,000	357,105	0.21%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	3,385,201	5,000,000	13,191,310	7.60%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	977,661	1,055,628	0.61%
EJF Trust Preferred Fund LP	August 23, 2017	—	611,119	812,800	0.47%
GigaPro, Inc. - Common Units	August 8, 2019	8,800	2,758,800	7,615,550	4.39%
GigaPro, Inc. - Secured Note, 12.00%, 8/7/2021	August 8, 2019	884,450	884,450	884,450	0.51%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	155,838	0.09%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	23,043	0.01%
Greenspring Opportunities V, LP	January 18, 2018	—	520,000	612,502	0.35%
GT Operating Company, Inc., 10.50%, 6/8/2020	July 3, 2018	1,741,602	1,663,230	1,741,602	1.00%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,145,715	1,339,608	0.77%
Harbert Seniors Housing Fund II LP	September 10, 2019	—	451,516	328,977	0.19%
Hauiki Hui, LLC, 9.50%, 12/21/2019	January 4, 2017	400,000	382,000	230,672	0.13%
Highlands REIT, Inc.	April 28, 2016	136,771	34,827	49,238	0.03%
Inventrust Properties Corp.	March 2, 2015	153,283	341,340	481,308	0.28%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,723,832	1,492,471	0.86%
LaGrange Senior Living, LLC - Class A Interests	September 11, 2019	1,800,000	1,800,000	1,800,000	1.04%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	3,040,100	1.75%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Madryn Health Partners LP	September 28, 2018	—	$1,750,133	$1,884,620	1.09%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	2,276,542	2,940,000	1.69%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	1,223,458	1,795,894	1.04%
Park City (PCG), 10.50%, 11/26/2020	March 16, 2018	679,962	625,565	679,962	0.39%
PCG Select Series I LLC - Series A Preferred Stock	June 23, 2016	—	610,698	322,785	0.19%
Phillips Edison Grocery Center	February 3, 2016	3,330	24,638	36,961	0.02%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	1,101,326	1,297,257	0.75%
Polara Builder II, LLC	June 15, 2018	—	5,084,603	5,660,763	3.26%
PRISA III Fund LP	September 26, 2017	789	1,315,954	1,490,196	0.86%
Rosebrook Opportunities Fund LP	February 2, 2017	—	1,506,486	1,516,893	0.87%
RRA Credit Opportunity Fund LP	December 12, 2017	—	769,882	975,012	0.56%
RS17 Rexburg Preferred LLC - Series A Preferred Interests	September 21, 2017	—	970,000	1,434,299	0.83%
Schweizer - RSG, LLC - Promissory Note, LIBOR 1 Month + 12.00%, 1/22/2021	February 6, 2018	933,333	913,778	933,333	0.54%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/21/2028	February 6, 2018	1,442	—	1,846	0.01%
Sequin, Inc. - Convertible Note, 8.00%, 6/28/2022	July 1, 2019	1,000,000	1,000,000	1,000,000	0.57%
Shopoff Land Fund III LP	April 28, 2015	56	40,203	33,053	0.02%
Star Mountain Diversified Credit Income Fund III LP	June 20, 2019	—	968,070	967,650	0.56%
Star Mountain Diversified Small Business Access Fund II LP	June 2, 2017	—	917,970	1,092,136	0.63%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	728,136	728,136	1,011,182	0.58%
The Work Shop Limited T/A RIP Global - Convertible Note, 10.00%, 5/22/2022	November 22, 2019	500,000	500,000	500,000	0.29%
Thunder Investment Partners, LLC	November 2, 2018	2,080,000	2,080,000	1,438,189	0.83%
Tides Capital Gamma LP	November 30, 2018	—	1,000,000	566,324	0.33%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	519,398	655,431	0.38%
Waratek, Ltd. - Convertible Note, 12.00%, 4/12/2021	March 25, 2019	1,500,000	1,500,000	1,920,001	1.11%
Waratek, Ltd. - Series B-1	June 5, 2018	635,838	2,990,570	3,149,601	1.82%

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Fair Value	% of Net Assets
Waratek, Ltd. - Series B-2	December 28, 2017	756,826	$3,696,940	$3,817,736	2.20%
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 1/22/2028	June 5, 2018	388,869	—	798,853	0.46%
Westgate at Powers, LLC, 10.50%, 6/21/2021	January 17, 2018	2,000,000	1,890,000	2,000,000	1.15%
WG Pitts Caribbean, LLC - Common Units	October 12, 2018	—	426,040	0	0.00%
WG Pitts Caribbean, LLC - Promissory Note, 5.00%, 10/12/2020	October 12, 2018	2,000,000	1,573,960	1,815,745	1.05%
			$97,502,336	$127,248,522

8. INVESTMENTS IN AFFILIATED ISSUERS

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2019 and may include acquisitions of new investments, prior year holdings that became affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Beginning balance January 1, 2019	Purchases or Conversions	Sales or Conversions	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value December 31, 2019	Investment Income
Atlas Fintech Holdings Corp. - Class A Share Interests(1)	$—	$—	$—	$1,506,000	$(234,000)	$—	$—	$1,272,000	$—
Atlas Fintech Holdings Corp - Convertible Note 8.00%, 6/20/2020	—	1,500,000	—	—	—	—	—	1,500,000	64,110
Atlas Fintech Holdings Corp. Exercise Price $13,000 Expiration Date 12/30/2021(1)	—	—	—	—	87,955	—	—	87,955	—
Atlas Fintech Holdings Corp. Exercise Price $14,950 Expiration Date 12/30/2022(1)	—	—	—	—	26,642	—	—	26,642	—
Atlas Fintech Holdings Corp. Exercise Price $8,000 Expiration Date 12/30/2021	—	—	—	—	1,091,788	—	—	1,091,788	—
Brookwood SFL Investor Co-Investment Vehicle, LLC(2)	1,551,334	—	—	(1,124,249)	(427,085)	—	—	—	—
Casillas Petroleum Resource Parnters, LLC(1)	—	—	—	952,711	333,449	—	—	1,286,160	—
Clear Guide Medical, Inc.- Convertible Note, 10.00%, 1/6/2020	1,032,487	—	(780,000)	—	(282,487)	30,000	—	—	3,683
Clear Guide Medical, Inc.- Series A Preferred Stock(3)	3,802,700	—	—	—	1,099,356	—	—	4,902,056	—
Clear Guide Medical, Inc.- Series A-2 Preferred Stock(3)	724,389	—	—	—	231,427	—	—	955,816	—

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

Security Description	Beginning balance January 1, 2019	Purchases or Conversions	Sales or Conversions	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value December 31, 2019	Investment Income
Clear Guide Medical, Inc.- Series A-3 Preferred Stock(3)	$688,328	$1,835,394	$—	$—	$1,724,887	$—	$—	$4,248,609	$—
Clearsense, LLC - Class C Preferred Shares	—	3,649,865	—	—	4,498,405	—	—	8,148,270	—
Content Management Live, LLC(3)	—	250,000	—	—	—	—	—	250,000	—
CM Funding, LLC(3)	2,050,000	—	—	—	(1,019,392)	—	(173,965)	856,643	100,445
Cygnus Property Fund V, LLC	2,000,000	—	—	—	(168,100)	—	(79,803)	1,752,097	—
DSI Digital, LLC - Series A Convertible Preferred Units(3)	3,000,000	2,000,000	—	—	8,191,310	—	—	13,191,310	—
GigaPro, Inc. - Common Units(3)	—	2,758,800	—	—	4,856,750	—	—	7,615,550	—
GigaPro, Inc. LLC - Secured Note, 8.00%, 8/7/2021(3)	—	884,450	—	—	—	—	—	884,450	33,828
Gravity Ranch Fund I LP(1)	—	—	—	500,000	(476,957)	—	—	23,043	—
Hauiki Hui, LLC, 9.50%, 12/21/2019(1)	—	—	—	382,000	(151,328)	—	—	230,672	38,302
LaGrange Senior Living, LLC - Class A Interests(3)	—	1,800,000	—	—	—	—	—	1,800,000	—
Level ATI HoldCo, LLC - Class A(3)	2,385,261	—	—	—	654,839	—	—	3,040,100	—
Polara Builder II, LLC(3)	2,471,990	4,050,389	(1,404,000)	—	542,384	18,520	(18,520)	5,660,763	523,692
Rosebrook Opportunities Fund LP(2)	1,283,000	—	—	(1,830,810)	547,810	—	—	—	—
RS17 Rexburg Preferred LLC - Series A Preferred Interests	$1,307,330	—	—	—	126,969	—	—	1,434,299	—
RRA Credit Opportunity Fund LP	456,870	1,450,299	—	—	139,258	—	(1,071,415)	975,012	3,691
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/22/2028 (2)	15,270	—	—	—	(15,270)	—	—	—	—
Sequin, Inc. - Convertible Note, 8.00%, 6/28/2022	—	1,000,000	—	—	—	—	—	1,000,000	32,444
The Work Shop Limited T/A RIP Global - Convertible Note, 10.00%, 5/22/2022	—	500,000	—	—	—	—	—	500,000	5,556
Tides Capital Gamma LP(3)	856,821	—	—	—	(290,497)	—	—	566,324	—
Thunder Investment Partners, LLC(3)	2,080,000	—	—	—	(641,811)	—	—	1,438,189	190,874
Tout, Inc. - New Preferred Shares	7,900,001	—	—	—	(2,034,686)	(5,865,315)	—	—	—
Waratek, Ltd. - Series B-1	2,957,410	—	—	—	192,191	—	—	3,149,601	—
Waratek, Ltd. - Series B-2	3,787,611	—	—	—	30,125	—	—	3,817,736	—
Waratek, Ltd. - Convertible Note, 12.00%, 4/12/2021	—	1,500,000	—	—	420,001	—	—	1,920,001	—
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 01/22/2028	382,147	—	—	—	416,706	—	—	798,853	—
WG Pitts Caribbean, LLC - Common Units(3)	426,036	—	—	—	(426,036)	—	—	—	—
WG Pitts Caribbean, LLC - Promissory Note, 5.00%, 10/12/2020(1)	—	—	—	1,573,960	241,785	—	—	1,815,745	177,261
	$41,158,985	$23,179,197	$(2,184,000)	$1,959,612	$19,286,388	$(5,816,795)	$(1,343,703)	$76,239,684	$1,173,886

(1)	Security was held in the portfolio as of December 31, 2018 but did not meet the definition of an affiliated investment.

Wildermuth Endowment Fund Notes to Financial Statements - Continued December 31, 2019

(2)

Affiliated security as December 31, 2018, but no longer meeting the 5% ownership in voting securities definition for the period ended December 31, 2019. The inclusion in the table above is to provide the net change for affiliated securities as a whole. The security is held in the portolio, see the Schedule of Investments for the current value.

(3)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s Capital.

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the year ended December 31, 2019, the various broker dealers received $850,102 in underwriting commissions for sales of shares. For the year ended December 31, 2019, contingent deferred sales charges in the amount of $3,551 were applied to Class C shareholders.

10. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of December 31, 2019, the Fund had unfunded commitments in the amount of $21,478,774. The Adviser monitors capital call activity and regularly reviews the Fund’s cash position. In the event the Fund receives a capital call in excess of the Fund’s cash position and the Fund has not received enough incoming shareholder subscriptions to meet the capital call requirement, the Adviser would liquidate public security positions held in the Fund’s portfolio to satisfy the capital commitment.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on January 30, 2020. 136,866 shares of Class A, 33,815 shares of Class C, and 145,202 shares of Class I were tendered. The shares tendered represented 2.40% of the Fund’s outstanding shares on the Repurchase Pricing Date.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Wildermuth Endowment Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Wildermuth Endowment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Wildermuth Endowment Fund (the Fund) as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2016 and for the period from January 2, 2015 (commencement of operations) to December 31, 2015 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 28, 2017.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, counterparties, underlying fund advisors or by other audit procedures, where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Wildermuth Advisory, LLC’s advised investment companies since 2018.

Boston, Massachusetts
June 29, 2020

Wildermuth Endowment Fund Trustees and Officers December 31, 2019 (Unaudited)

Trustees

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 73	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1

Director, Torotel Inc. (Magnetics, Aerospace and Defense); Member of Special Committee, Risk committee, Past Chairman of the Compensation Committee, and Past member of the audit committee: Trustee, and Alternate Lead Trustee, Northern Lights Fund Trust II (mutual fund complex)

R. Martel Day, Age 70	Trustee, Since December 2013	Principal of NLR Advisory Services, LLC (since 2013)	1

Director, and Member of the Audit Committee, Jones Lang LaSalle Income Property Trust; Director, Inland Bancorp, Inc.; Former Director and Past Chairman, Investment Program Association; Director, SFA Holdings

Randall D. Fretz, Age 67	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017); Consultant/Chief of Staff, Kids II (design/manufacture children’s products)(2014-2016)	1	None

Wildermuth Endowment Fund Trustees and Officers - Continued December 31, 2019 (Unaudited)

Interested Trustees and Officers
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Daniel Wildermuth^, Age 56	Trustee, Chairman of the Board, President and Chief Executive Officer	President and CEO, Wildermuth Advisory, LLC from 2013 to present; CEO, Kalos Capital and associated Kalos companies from 2001 to present; CEO, Wildermuth Asset Management from 2016 to present; CEO, Wildermuth Securities from 2017 to present.	1

Director, Waratek Inc, 2017 to present; Chairman and Director, ClearGuide Medical, Inc. 2016 to present; Director, DSI Digital, 2017 to present; Director, Gigapro, 2019 to present; Director, Kingdom Investments, 2018 to present; Director, Clearsense, 2019 to present.

Carol Wildermuth^, Age 55	Trustee and Executive Vice President	CFO, Wildermuth Advisory 2013 to present; President, Wildermuth Securities 2017 to present; President, Kalos Companies, 2016 to 2019; CFO, Kalos Companies, 2019 to present.	1	None
Gerard Scarpati, Age 64	Treasurer and Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present.	N/A	N/A
Bernadette Murphy, Age 55	Chief Compliance Officer

Director, Vigilant Compliance, LLC from July 2018 to present; Director of Compliance and Operations, B. Riley Dialectic Capital Management, LLC from April 2017 to July 2018; Chief Compliance Officer, Dialectic Capital Management, LP from October 2015 to April 2017; Vice President Administration/Compliance Manager from 2013-2015, Dialectic Capital Management, LLC

			N/A	N/A
Candice Lightfoot^, Age 38	Secretary

COO, Wildermuth Advisory, LLC from Dec 2016 to present; Vice President of Operations from 2015 to 2016; Operations Manager from 2013 to 2015; Project Manager, Kalos Financial, Kalos Capital & Kalos Management from 2012 to 2016

			N/A	Director, ClearGuide Medical, Inc., 2018 to present

Wildermuth Endowment Fund Trustees and Officers - Continued December 31, 2019 (Unaudited)

Interested Trustees and Officers (continued)
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Amanda Coetzee^, Age 59	Assistant Secretary	Chief Compliance Officer, Wildermuth Advisory, LLC from 2013 to present.	N/A	N/A

*	The address for the trustee and officer listed is 818 A1A Hwy, Suite 301, Ponte Vedra Beach, FL 32082.

**

The term of office for each trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-888-445-6032.

***	The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

^	“Interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with Wildermuth Advisory, LLC, the Fund’s Adviser.

Wildermuth Endowment Fund Additional Information December 31, 2019 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-445-6032 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-445-6032.

Factors Considered by the Trustees in Approval of the Renewal of the Investment Management Agreement — At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Wildermuth Endowment Fund (the “Fund”) held on November 19, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Management Agreement (the “Management Agreement”) between the Fund and Wildermuth Advisory, LLC (the “Adviser”) for an additional one-year term.

Based on their evaluation of the information provided by the Adviser, the Board, by a unanimous vote (including by a separate vote of the Independent Trustees), approved renewal of the Management Agreement.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Management Agreement. The materials provided contained information with respect to the factors enumerated below, including the Management Agreement, a memorandum prepared by Independent Trustee counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Management Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including a due diligence questionnaire completed by the Adviser, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Management Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreement. In considering the renewal of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed information and materials provided by the Adviser relating to the Management Agreement with the Fund, including the Management Agreement, the Adviser’s Form ADV, a description of the firm and its organizational and management structure, its history and the manner in which investment decisions have been and would be made and executed, the financial condition of the Adviser and its ability to provide the services required under the Management Agreement, an overview of the personnel that perform services for the Fund, the Adviser’s compliance policies, and its regulatory history. The Board considered that the Adviser is responsible for the management of the day-to-day operations of the Fund, including but not limited to, monitoring and reviewing the activities of the Fund’s third-party service providers. The Board noted the qualifications, experience and background of the senior and investment personnel of the Adviser. The Board considered the Adviser’s level of staffing and its overall resources.

The Board also considered the Adviser’s investment processes and philosophies. The Board took into account that the Adviser’s responsibilities include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to the performance of these services. The Board also received information with respect to the Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Wildermuth Endowment Fund Additional Information - Continued December 31, 2019 (Unaudited)

The Board then reviewed the capitalization of the Adviser based on financial information provided by and representations made by the Adviser and concluded that, although the Adviser’s balance sheet reflected substantial inter-company debt owed to affiliates, the Adviser was sufficiently well-capitalized and that its principals had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also reviewed and noted the insurance coverage in place for the Adviser noting that the Adviser shares insurance coverage with the Fund and that the Adviser pays its proportionate share of the premium for the coverage.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Management Agreement and that the Adviser may reasonably be expected to provide a high quality of services under the Management Agreement with respect to the Fund.

Performance. The Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception through September 30, 2019, as compared to its peer group, Morningstar category and benchmark. The Board noted that the Fund had outperformed its peer group and Morningstar category for the one-year, three-year and since inception periods and outperformed its benchmark, the S&P 500, for the one-year period but underperformed the benchmark for the three-year and since inception periods ended September 30, 2019. The Board acknowledged the relative difficulty in determining a peer group for the Fund in light of the Fund’s relatively unique strategy, the multiple asset classes that it holds and the structure of the Fund. After further discussion, the Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group prepared by the Adviser and contained in the Meeting Materials. The Board noted that its advisory fee was generally within the range of those in its peer group although on the higher end. The Board also noted the current expense limitation agreement in effect until at least December 31, 2020, under which the Adviser had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.25%, 2.50% and 3.25%, of Fund’s average net assets for Class I, Class A and Class C shares, respectively. The Board concluded that based on the Adviser’s experience, expertise and services provided to the Fund and the unique nature of the Fund’s strategy, the advisory fee charged by the Adviser, although on the higher end of the Fund’s peers, was reasonable. While considering potential “fall-out” benefits, the Board noted that Wildermuth Securities, the Adviser’s affiliate, is a co-principal underwriter for the Fund’s shares. The Board also noted that while the Adviser does receive shareholder servicing fees from the Fund pursuant to the shareholder servicing plan, a significant portion of these fees are in turn paid out to other financial intermediaries for the provision of services to shareholders. The Board noted that the Adviser does retain a portion of those fees as compensation for the shareholder services that it provides to the Fund’s shareholders. The Board reviewed and considered those arrangements as part of its evaluation in regard to the renewal of the Management Agreement.

Profitability. The Board also considered the level of profits accrued and that could be expected to accrue to the Adviser with respect to the Fund based on the profitability analysis and selected financial information of the Adviser provided in the Meeting Materials. The Board also considered the advisory fees paid to the Adviser under the Management Agreement for a twelve month period ended September 30, 2019, and noted that, while the Adviser had earned a profit with respect to managing the Fund, it had not realized any profit from the Fund since its inception. The Board discussed the services provided by the Adviser and the Adviser’s commitment to the Fund and concluded that profits realized and that could be expected to be realized from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term. Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Management Agreement are reasonable; (b) the advisory fee is reasonable; and (c) renewing the Management Agreement is in the best interests of the Fund and its shareholders.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Management Agreement are reasonable; (b) the advisory fee is reasonable; and (c) renewing the Management Agreement is in the best interests of the Fund and its shareholders.

Wildermuth Endowment Fund Privacy Policy

1.	POLICY

Wildermuth Endowment Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.	HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.	WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

●	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

●	Account History, including information about a shareholder’s losses or gains; and

●	Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.	WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.	UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Adopted December 2013

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser

Wildermuth Advisory, LLC
818 A1A Hwy, Suite 301
Ponte Vedra Beach, Florida 32082

Co-Distributors

Wildermuth Securities, LLC
818 A1A Hwy, Suite 301
Ponte Vedra Beach, Florida 32082

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032, or by visiting our website www.wildermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Wildermuth Endowment Fund’s principal underwriters and co-distributors are: Wildermuth Securities, LLC 818 A1A, Suite 301, Ponte Vedra Beach, FL 32082 and UMB Distribution Services, LLC 235 W Galena St Milwaukee, WI 53212

Principal underwriters and co-distributors are
Wildermuth Securities, LLC and UMB Distribution Services, LLC
Members of FINRA

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.

(c) There have been no substantive amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Randall D. Fretz is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by RSM US, LLP during the fiscal year 2018 and 2019, were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2019:	$92,500
Fiscal year ended December 31, 2018:	$84,000

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended December 31, 2019:	$165,000
Fiscal year ended December 31, 2018:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2019	$28,500
Fiscal year ended December 31, 2018	$8,500

(d) All Other Fees.

Fiscal year ended December 31, 2019	$0
Fiscal year ended December 31, 2018	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of December 31, 2019:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Daniel Wildermuth	Trustee, Chairman of the Board, President and Chief Executive Officer.	Since September 2013

Mr. Wildermuth has over 25 years of experience in the financial services industry. As a Chief Investment Officer (“CIO”) for the past 17 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios. As CIO of an advisory firm and Chief Executive Officer of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in Finance from the Anderson School at the University of California, Los Angeles.

Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2019:

The Investment Adviser (Wildermuth Advisory, LLC)

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Daniel Wildermuth	Registered Investment Companies	Zero	Zero	Zero	Zero
	Other Pooled Investment Vehicles	Zero	Zero	Zero	Zero
	Other Accounts	526	$90,804,075	Zero	Zero

Potential Conflicts of Interests

The Investment Adviser (Wildermuth Advisory, LLC)

Daniel Wildermuth is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles. He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of December 31, 2019:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Daniel Wildermuth	$500,001 - $1,000,000 through Wildermuth Advisory, LLC

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2019 (1)	96,624	$13.28	0	0
Feb. 1-29, 2019	0	0	0	0
Mar. 1-31, 2019	0	0	0	0
Apr. 1-30, 2019 (2)	309,907	$13.59	0	0
May. 1-31, 2019	0	0	0	0
Jun. 1-30, 2019	0	0	0	0
Jul. 1-31, 2019 (3)	527,605	$13.66	0	0
Aug. 1-31, 2019	0	0	0	0
Sep. 1-30, 2019	0	0	0	0
Oct. 1-31, 2019 (4)	465,049	$13.79	0	0
Nov. 1-30, 2019	0	0	0	0
Dec. 1-31, 2019	0	0	0	0
Total	1,399,185	$13.66	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2019 (1)	25,491	$12.98	0	0
Feb. 1-29, 2019	0	0	0	0
Mar. 1-31, 2019	0	0	0	0
Apr. 1-30, 2019 (2)	16,118	$13.25	0	0
May. 1-31, 2019	0	0	0	0
Jun. 1-30, 2019	0	0	0	0
Jul. 1-31, 2019 (3)	57,976	$13.29	0	0
Aug. 1-31, 2019	0	0	0	0
Sep. 1-30, 2019	0	0	0	0
Oct. 1-31, 2019 (4)	97,437	$13.39	0	0
Nov. 1-30, 2019	0	0	0	0
Dec. 1-31, 2019	0	0	0	0
Total	197,022	$13.30	0	0

Class I:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2019 (1)	10,416	$13.39	0	0
Feb. 1-29, 2019	0	0	0	0
Mar. 1-31, 2019	0	0	0	0
Apr. 1-30, 2019 (2)	32,005	$13.70	0	0
May. 1-31, 2019	0	0	0	0
Jun. 1-30, 2019	0	0	0	0
Jul. 1-31, 2019 (3)	63,424	$13.79	0	0
Aug. 1-31, 2019	0	0	0	0
Sep. 1-30, 2019	0	0	0	0
Oct. 1-31, 2019 (4)	139,579	$13.94	0	0
Nov. 1-30, 2019	0	0	0	0
Dec. 1-31, 2019	0	0	0	0
Total	245,424	$13.85	0	0

(1)	On December 28, 2018 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of January 30, 2019 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 481,624 shares represented 5% of the Registrant's total outstanding shares.

(2)	On March 29, 2019 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of April 30, 2019 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 563,143 shares represented 5% of the Registrant's total outstanding shares.

(3)	On June 28, 2019 the Registrant offered to repurchase up to 7% of the Registrant’s total outstanding shares as of July 30, 2019 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 838,165 shares represented 7% of the Registrant's total outstanding shares.

(4)	On September 27 , 2019 the Registrant offered to repurchase up to 7% of the Registrant’s total outstanding shares as of October 30, 2019 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 876,465 shares represented 7% of the Registrant's total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

During the course of the audit of the Registrant’s December 31, 2019 financial statements, certain material errors were identified, which resulted in misstatements of the Registrant’s net asset value and net asset value per share during the period February through December 2019, as reported in the Registrant’s financial statements for the semi-annual period ended June 30, 2019 and the fiscal year ended December 31, 2019. The Registrant has concluded that the Fund’s disclosure controls and procedures were not effective due to a material weakness relating to the determination of “fair value” for certain securities held by the Registrant during 2019. A material weakness (as defined under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in the misstatement of the Registrant’s net asset value and net asset value per share in the Registrant’s financial statements for the semi-annual period ended June 30, 2019 and its financial statements for the fiscal year ended December 31, 2019, which includes a material adjustment to the Fund’s financial statements for the year ended December 31. 2019.

Management’s Remediation Plan

Subsequent to the identification of the issue described above, the Registrant’s management developed a plan to remediate the weakness described herein. Management will strengthen the Fund’s internal control over financial reporting by enhancing the training for those operating the controls, with particular regard to accruals on payment0in-kind securities issued by non-revenue issuers, and adding resources to the valuation process, including the engagement of a subject matter expert to help assess the conclusions reached by the Registrant’s Fair Value Committee.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a)	(1)	Code of Ethics. Filed herewith.

(a)	(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)	(3)	Not applicable.

(a)	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
June 29, 2020

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
June 29, 2020